UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 1, 2005


                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


          NEVADA                     001-31338                  98-0336674
          ------                     ---------                  ----------
(State or other jurisdiction of     (Commission               (IRS Employer
       incorporation)               File Number)          Identification Number)


                            6200 Tomken Road, Unit A
                       Mississauga, Ontario Canada L5T 1X7
                       -----------------------------------
                    (Address of principal executive offices)


                                 (905) 696-2850
                                 --------------
              (Registrant's telephone number, including area code)


                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                        ---------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

On November 1, 2005, Wireless Age Communications, Inc. (the "Company") changed its main corporate address and telephone number. The principal business address of the Company is 6200 Tomken Road, Unit A, Mississauga, Ontario Canada L5T 1X7. The Company's telephone number is (905) 696-2850.

                                #        #      #


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         WIRELESS AGE COMMUNICATIONS, INC.

Dated: November 4, 2005

                                         By: /s/ Gary Hokkanen
                                             ------------------------------
                                             Name:  Gary Hokkanen
                                             Title: Chief Financial Officer


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